UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2022

THE INTERPUBLIC GROUP OF COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6686	13-1024020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Third Avenue, New York, New York 10022
(Address of principal executive offices) (Zip Code)
(212)704-1200
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	IPG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of The Interpublic Group of Companies, Inc. was held on May 26, 2022.

(b) The following matters were voted upon with the final results indicated below.

1. The nominees listed below were elected directors until the next annual meeting of stockholders with the respective votes set forth opposite their names:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Jocelyn Carter-Miller	308,741,510	38,060,688	465,126	15,328,161
Mary J. Steele Guilfoile	321,914,564	24,884,476	468,284	15,328,161
Dawn Hudson	333,659,020	13,141,487	466,817	15,328,161
Philippe Krakowsky	342,393,938	4,753,750	119,636	15,328,161
Jonathan F. Miller	335,726,606	10,973,646	567,072	15,328,161
Patrick Q. Moore	341,791,574	4,908,048	567,702	15,328,161
Linda S. Sanford	337,918,510	8,877,843	470,971	15,328,161
David M. Thomas	324,526,163	22,173,700	567,461	15,328,161
E. Lee Wyatt, Jr.	320,090,563	26,611,625	565,136	15,328,161

2. A proposal to approve confirmation of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal year 2022 was approved with the votes set forth below:

For	345,336,698
Against	17,185,101
Abstain	73,686

There were no broker non-votes.

3. An advisory ballot question on named executive officer compensation was approved with the votes set forth below:

For	310,708,128
Against	36,026,360
Abstain	532,836
Broker Non-Votes	15,328,161

4. A stockholder proposal entitled “Independent Board Chairman” was defeated with the votes set forth below:

For	73,219,218
Against	268,666,800
Abstain	5,381,306
Broker Non-Votes	15,328,161

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: June 2, 2022	By: /s/ Andrew Bonzani
Name: Andrew Bonzani Title: Executive Vice President and General Counsel